Item 1: Report to Shareholders

New Income Fund	May 31, 2005

The views and opinions in this report were current as of May 31, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

Investment-grade bonds and your fund produced good results for the 6- and 12-month periods ended May 31, 2005. Long-term bonds posted gains while the Federal Reserve raised short-term rates eight times since June 2004. The portfolio’s long-term securities, which performed well as the yield curve flattened, benefited results. The New Income Fund’s returns surpassed both the unmanaged Lehman Brothers U.S. Aggregate Index and the Lipper peer group for the past six and 12 months.

ECONOMIC ENVIRONMENT

The fundamental economic backdrop for investment-grade bonds has not changed dramatically over the past year. The Federal Reserve continued to administer its steady program of monetary tightening, raising its official overnight lending rate by 25 basis points (0.25%) following each Federal Open Market Committee meeting since June 2004. This has brought the federal funds rate to 3%, up from 1%, the low that prevailed in 2003 and the first half of 2004.

While the removal of accommodation, coupled with higher oil prices, has tempered economic growth over the year, the economy continued to create jobs and absorb capacity at a healthy clip. The inflation backdrop remained mixed, with the recent dollar rally and commodity sell-off balancing menacing developments in unit labor costs and slowing productivity. Low mortgage rates have resulted in a particularly strong housing sector, and consumers have remained generally upbeat.

Against the steady drone of Fed tightening, fundamentals within the fixed-income market and investment-grade sectors experienced several shifts. The most noteworthy development has been the “conundrum,” in Fed Chairman Greenspan’s words, of lower long-term rates in the face of higher short-term rates.

The 10-year Treasury yield, for example, fell 67 basis points over the past year and 37 basis points in the latest six-month period. Several factors contributed to the flattening yield curve (a graphical depiction of the relationship between bond maturities and yields). For some time now, longer-term rates have been bid lower due to steady foreign interest in U.S. Treasuries. Pension funds, which seek sources of long-duration assets, have been another source of demand. Recently, the U.S. dollar has stabilized, increasing the appeal of U.S. bonds. Finally, signs of moderation in the economic expansion have lessened worries about future inflation.

MAJOR INDEX RETURNS

Periods Ended 5/31/05	6 Months	12 Months
Lehman Brothers U.S.
Aggregate Index	2.90%	6.82%
Lehman Brothers U.S.
Treasury Index	3.59	6.84
Lehman Brothers Mortgage-
Backed Securities Index	2.50	6.69
Lehman Brothers U.S. Credit Index	3.01	7.75
CS First Boston High Yield Index	0.60	9.97
Source: Lehman Brothers and CS First Boston.

MARKET NEWS

As measured by various Lehman Brothers indexes, investment-grade bonds posted solid gains for the past six months while high-yield bonds languished. Long-term Treasuries and corporate bonds performed best, although intermediate-term issues felt the brunt of rising short-term rates. Over the past 12 months, all of the broad benchmarks performed well, but the high-yield sector was a standout. (High-yield bonds are not purchased for the portfolio, although the fund may occasionally hold issues that are downgraded to below investment-grade status.)

PERFORMANCE COMPARISON

Periods Ended 5/31/05	6 Months	12 Months
New Income Fund	3.05%	7.27%
New Income Fund–Advisor Class	3.04	7.01
New Income Fund–R Class	2.92	6.77
Lehman Brothers U.S.
Aggregate Index	2.90	6.82
Lipper Average of Corporate
Debt Funds A Rated	2.61	6.46
Please see the fund’s quarter-end returns following this letter.

PERFORMANCE AND STRATEGY REVIEW

The New Income Fund generated solid gains for the 6- and 12-month periods ended May 31, 2005. Your portfolio outperformed the Lipper average for similar funds and the Lehman Brothers U.S. Aggregate Index in both periods. In the past six months, we emphasized longer-maturity debt but balanced that risk through purchases of short-term floating-rate notes and diversification in nondollar denominated securities. Our decision to focus on yield curve positioning over the past six months benefited the fund’s relative results. Advisor Class and R Class shares performed similarly, but trailed the fund’s returns because of their differing fee structures.

PORTFOLIO CHARACTERISTICS

Periods Ended	11/30/04	5/31/05
New Income Fund Share Price	$9.06	$9.14
Capital Gain Distributions (6 Months)
Short-Term	–	0.01
Long-Term	–	–
Dividends Per Share
For 6 Months	0.17	0.19
For 12 Months	0.33	0.36
30-Day Standardized Yield
to Maturity	3.84%	4.13%
New Income Fund – Advisor Class
Share Price	$9.05	$9.14
Capital Gain Distributions (6 Months)
Short-Term	–	0.01
Long-Term	–	–
Dividends Per Share
For 6 Months	0.16	0.17
For 12 Months	0.31	0.33
30-Day Standardized Yield
to Maturity	3.58%	3.90%
New Income Fund – R Class
Share Price	$9.06	$9.15
Capital Gain Distributions (6 Months)
Short-Term	–	0.01
Long-Term	–	–
Dividends Per Share
For 6 Months	0.15	0.16
For 12 Months	0.29	0.31
30-Day Standardized Yield
to Maturity	3.37%	3.65%
Weighted Average Maturity (years)	7.1	6.8
Weighted Average Effective
Duration (years)	4.4	4.2
Yields will vary and are not guaranteed.

Because of our concern about rising interest rates over the past six months, we edged the portfolio’s weighted average maturity lower, to 6.8 years from 7.1 years, and we trimmed the portfolio’s defensive duration to 4.2 years from 4.4 years. (Duration is a measure of a bond fund’s sensitivity to interest rates; for example, a fund with a four-year duration should rise or fall approximately 4% for each one-percentage-point fall or rise in interest rates.) Despite shortening the portfolio’s weighted average maturity and effective duration, the fund’s dividend payout, as measured by the 30-day standardized yield to maturity, rose modestly over the past six months.

Our strategy focuses on fundamental analysis of the investment environment, companies, sectors, and types of securities in which we invest. We analyze individual government, mortgage, asset-backed, and corporate bonds, as well as the credit market trends in the U.S. and selected foreign markets in search of investment-grade (BBB and higher) securities that offer relatively high yields, attractive valuations, and stable or improving credit quality. Our success is measured in terms of total return, which includes income and capital appreciation. In addition to regular dividend distributions, the fund paid a $0.01 short-term capital gain in December 2004. Opportunities to capture capital appreciation or increase income, however, are always considered within the context of overall portfolio risk.

INVESTMENT REVIEW

As shown in the security diversification chart, mortgage-backed securities, corporate debt, and U.S. Treasuries accounted for the bulk of the portfolio. U.S. government agency obligations, foreign government bonds, equity and preferred securities, and other holdings represented a small part of the fund. Over the past six months, the largest sector shifts were additions to Treasury securities including Treasury inflation-protected securities (TIPS) and a reduction in our corporate bonds.

Relatively low interest rate volatility has been supportive of the mortgage pass-through market, which benefits from predictable prepayment streams. Further progress on addressing governance and risk-control issues at Fannie Mae and Freddie Mac has eased concerns relating to these government-sponsored agencies. Mortgages will remain an important source of income for the fund, but current valuations based on continued low volatility appear a little stretched. This thinking is reflected in our neutral to slightly underweight position.

While fundamentals remained solid for corporate bonds overall, specific names and sectors came under stress during the six-month period. Strong cash flow combined with languishing equity performance contributed to shareholder-friendly events such as share buybacks, special dividends, and increased merger and acquisition activity.

Acknowledgement that firm-specific risks were increasing in the corporate sector compelled us to reduce investment-grade corporate debt exposure to 18% from 24% six months ago. The announced $10 billion leveraged buyout (LBO) of SunGard Data Systems, for example, made it clear that relatively tight credit spreads were increasingly untenable for sectors and issuers exposed to the heightened risk. Leveraged buyouts generally trigger immediate credit rating downgrades because the corporate raiders generally siphon off the targeted company’s cash reserves and sell assets. In addition to culling the portfolio of potential LBO candidates, which are not always easy to identify, we controlled risk by maintaining broad diversity across our corporate holdings. (Please refer to our portfolio of investments for a complete listing of the fund’s holdings and the amount each represents of the portfolio.)

Weakness in the auto sector weighed on our corporate holdings. Market share erosion and sub-par operating results at GM, Ford, and related auto suppliers contributed to acute distress and speculation across the industry. While many of the fundamental developments in these names had been widely anticipated, market participants pushed valuations to low, speculative levels. Standard & Poor’s and Fitch Ratings Service subsequently downgraded GM and GMAC (GM’s finance subsidiary) debt to junk-bond status. We eliminated our GM bonds but not all of our GMAC paper, which we believe offers attractive value. The fund continues to hold a moderate position in Ford, which we think can generate good results. Controlling exposure in these issuers helped limit their impact on performance.

This year’s reversal of the weak dollar trend has dampened our enthusiasm for outright nondollar currency exposure. As a result, we exited our Polish bond positions, and we have largely hedged our currency exposure in German bunds and Canadian government bonds. We remain enthusiastic about our positions in Mexico, where we have generally maintained both currency and interest rate exposure. The fund logged gains this year as the peso strengthened versus the U.S. dollar this year.

Despite increased supply over the past six months, TIPS benefited from firm energy and food prices. Over the past year, inflation, as measured by the consumer price index, increased 3.1% . However, our TIPS holdings have underperformed comparable fixed-rate Treasuries recently as slower growth, weaker commodity prices, and a stronger dollar tempered investor enthusiasm for U.S. inflation-protected issues in the U.S.

We were surprised at the magnitude of the decline in long-term Treasury yields since the Fed began tightening. Fortunately, our strategic decision to shorten duration was implemented mainly in the front end of the yield curve, where interest rates have increased, rather than in the long end, where rates fell. Yield curve positioning is an important aspect of our investment process, and over the past six-months the portfolio benefited from the flattening trend.

OUTLOOK

Longer-term Treasury yields remain near historic lows and are fundamentally unappealing by many traditional measures. Nevertheless, we are mindful that U.S. interest rates are above rates in the European Union, Japan, and Canada and that foreign participation in our markets, both private and public, remains healthy. Our positioning continues to favor longer-maturity securities and allows for additional Fed tightening.

The corporate bond market will continue to be challenging, but we intend to opportunistically take advantage of near-term weakness to build additional yield in the portfolio. The fundamentals, including strong cash flow, balance sheet stability, and healthy economic growth, make the sector appealing. Our analysts continue to look for companies that are committed to stable or improving credit metrics. Diversification within the corporate sector is a critical part of risk control.

Real interest rates are low, as measured both by the TIPS market and by subtracting inflation from the current yield of the fixed-rate market. Longer-term inflation protection looks relatively cheap based on our view that low real borrowing costs support economic growth and that a bull market in commodities remains intact. We intend to maintain an allocation to TIPS, which in our view are attractive versus comparable Treasuries.

Nondollar debt should continue to perform well. The U.S. trade and budget deficits may again lead to dollar weakness should European economic and political prospects improve. Municipal debt will also garner attention based on compelling valuations and its high quality.

Respectfully submitted,

Daniel O. Shackelford
Chairman of the fund’s Investment Advisory Committee

June 16, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF BOND INVESTING

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. Mortgage-backed securities are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This could increase the fund’s sensitivity to rising interest rates and its potential for price declines.

GLOSSARY

Average maturity: The average of the stated maturity dates of a bond or money market portfolio’s securities. The average maturity for a money market fund is measured in days, whereas a bond fund’s average maturity is measured in years. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which means greater price fluctuation.

Basis point: One one-hundredth of a percentage point, or 0.01% .

CS First Boston High Yield Index: An index that tracks the performance of domestic noninvestment-grade corporate bonds.

Duration: A measure of a bond or bond fund’s sensitivity to changes in interest rates. For example, a fund with a four-year duration would fall about 4% in response to a one-percentage-point rise in interest rates, and vice versa.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

Lehman Brothers Mortgage-Backed Securities Index: An unmanaged index of 15- and 30-year fixed-rate securities backed by GNMA.

Lehman Brothers U.S. Aggregate Index: An unmanaged index that tracks the performance of investment-grade government and corporate bonds. This index is widely accepted as the benchmark for the broad U.S. investment-grade bond market.

Lehman Brothers U.S. Credit Index: (Formerly the U.S. Corporate Investment Grade Index) An unmanaged index that tracks the performance of investment-grade corporate bonds.

Lehman Brothers U.S. Treasury Index: An unmanaged index of publicly traded obligations of the U.S. Treasury.

Lipper averages: The averages of all mutual funds in a particular category as tracked by Lipper Inc.

Real interest rate: A fixed-income security’s current interest rate minus the current or, more frequently, the expected inflation rate. For example, if a 10-year Treasury note is yielding 5% and inflation is 2%, the real interest rate is 3%.

Weighted average maturity: The weighted average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. A shorter average maturity usually means less interest rate sensitivity and therefore a less volatile portfolio.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Yield curves typically slope upward, indicating that longer maturities offer higher yields. When the yield curve is flat, there is little or no difference between the yields offered by shorter- and longer-term securities.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

				Since
				Inception
Periods Ended 5/31/05	1 Year	5 Years	10 Years	9/30/02
New Income Fund	7.27%	7.46%	6.13%	–
New Income Fund–Advisor Class	7.01	–	–	5.04%
New Income Fund–R Class	6.77	–	–	4.84
Lehman Brothers U.S. Aggregate Index	6.82	7.73	6.85	4.51
Lipper Average of Corporate
Debt Funds A Rated	6.46	7.21	6.21	4.87
Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee; Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee; R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE NEW INCOME FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	12/1/04	5/31/05	12/1/04 to 5/31/05
Investor Class
Actual	$1,000.00	$1,030.50	$3.44
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,021.54	3.43
Advisor Class
Actual	1,000.00	1,030.40	4.56
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,020.44	4.53
R Class
Actual	1,000.00	1,029.20	5.82
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,019.20	5.79
* Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year
(182) divided by the days in the year (365) to reflect the half-year period. The annualized expense ratio of the Investor Class was 0.68%, the Advisor Class was 0.90%, and the R Class was 1.15%.

QUARTER-END RETURNS

Periods Ended 6/30/05	1 Year	5 Years	10 Years

New Income Fund	7.42%	7.22%	6.11%
New Income Fund–Advisor Class	7.16	7.10	6.05
New Income Fund–R Class	7.04	6.98	5.99
Lehman Brothers U.S. Aggregate Index	6.80	7.40	6.83
Lipper Average of Corporate
Debt Funds A Rated	6.60	6.87	6.20

Current performance may be lower or higher than the quoted past performance, which can-
not guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price represen-
tative at 1-800-225-5132.
This table provides returns through the most recent calendar quarter-end rather than through the end of the fund’s fiscal period. The T. Rowe Price New Income Fund–Advisor Class and the T. Rowe Price New
Income Fund–R Class began operations on September 30, 2002. Each shares the portfolio of the existing retail fund (the original share class of the fund is referred to as the “investor class”). The average annual total return figures for the Advisor and R Class have been calculated using the performance data of the investor class up to the inception date of the class and the actual performance results of the class since that date. The performance results of the investor class have not been adjusted to reflect the 12b-1 fee associated with either the Advisor Class (0.25%) or the R Class (0.50%). Had these fees been included, the performance of the Advisor and R classes would have been lower.
Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on portfolio distributions or the redemption of portfolio shares. When assessing performance, investors should consider both short-
and long-term returns.

FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

Investor Class
	Year
	Ended
	5/31/05**	5/31/04	5/31/03	5/31/02	5/31/01
NET ASSET VALUE
Beginning of period	$8.87	$9.21	$8.70	$8.53	$8.07

Investment activities
Net investment income (loss)	0.35	0.32	0.37	0.47	0.53
Net realized and
unrealized gain (loss)	0.29	(0.34)	0.52	0.17	0.46

Total from
investment activities	0.64	(0.02)	0.89	0.64	0.99

Distributions
Net investment income	(0.36)	(0.32)	(0.38)	(0.47)	(0.53)
Net realized gain	(0.01)	–	–	–	–

Total distributions	(0.37)	(0.32)	(0.38)	(0.47)	(0.53)

NET ASSET VALUE
End of period	$9.14	$8.87	$9.21	$8.70	$8.53

Ratios/Supplemental Data
Total return^	7.27%	(0.26)%	10.52%	7.68%	12.54%
Ratio of total expenses to
average net assets	0.69%	0.71%	0.74%	0.72%	0.73%
Ratio of net investment
income (loss) to average
net assets	3.85%	3.56%	4.23%	5.38%	6.30%
Portfolio turnover rate	135.9%¤	219.0%	221.2%	222%	112.1%
Net assets, end of period
(in millions)	$3,246	$2,512	$2,266	$1,863	$1,684

^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
**	Per share amounts calculated using average shares outstanding method.
¤	The portfolio turnover rate calculation includes purchases and sales from mortgage dollar roll transactions (see Note2);
had these transactions been excluded from the calculation, the portfolio turnover for the year ended May 31, 2005 would have been 108.5%.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

Advisor Class
	Year		9/30/02
	Ended		Through
	5/31/05**	5/31/04	5/31/03
NET ASSET VALUE
Beginning of period	$8.87	$9.21	$8.84

Investment activities
Net investment income (loss)	0.31*	0.30*	0.23*
Net realized and unrealized gain (loss)	0.30	(0.34)	0.38

Total from investment activities	0.61	(0.04)	0.61

Distributions
Net investment income	(0.33)	(0.30)	(0.24)
Net realized gain	(0.01)	–	–

Total distributions	(0.34)	(0.30)	(0.24)

NET ASSET VALUE
End of period	$9.14	$8.87	$9.21

Ratios/Supplemental Data
Total return^	7.01%*	(0.45)%*	7.02%*
Ratio of total expenses to
average net assets	0.90%*	0.90%*	0.90%*†
Ratio of net investment
income (loss) to average
net assets	3.55%*	3.36%*	2.61%*†
Portfolio turnover rate	135.9%¤	219.0%	221.2%
Net assets, end of period
(in thousands)	$1,932	$139	$107

^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
*	Excludes expenses in excess of a 0.90% contractual expense limitation in effect through 9/30/06.
**	Per share amounts calculated using average shares outstanding method.
¤	The portfolio turnover rate calculation includes purchases and sales from mortgage dollar roll transactions (see Note2);
had these transactions been excluded from the calculation, the portfolio turnover for the year ended May 31, 2005 would have been 108.5%.
†	Annualized

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

R Class
	Year		9/30/02
	Ended		Through
	5/31/05**	5/31/04	5/31/03
NET ASSET VALUE
Beginning of period	$8.88	$9.21	$8.84

Investment activities
Net investment income (loss)	0.31*	0.28*	0.22*
Net realized and unrealized gain (loss)	0.28	(0.33)	0.38

Total from investment activities	0.59	(0.05)	0.60

Distributions
Net investment income	(0.31)	(0.28)	(0.23)
Net realized gain	(0.01)	–	–

Total distributions	(0.32)	(0.28)	(0.23)

NET ASSET VALUE
End of period	$9.15	$8.88	$9.21

Ratios/Supplemental Data
Total return^	6.77%*	(0.57)%*	6.84%*
Ratio of total expenses to
average net assets	1.15%*	1.15%*	1.15%*†
Ratio of net investment
income (loss) to average
net assets	3.39%*	3.12%*	2.32%*†
Portfolio turnover rate	135.9%¤	219.0%	221.2%
Net assets, end of period
(in thousands)	$3,674	$2,885	$321

^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
*	Excludes expenses in excess of a 1.15% contractual expense limitation in effect through 9/30/06.
**	Per share amounts calculated using average shares outstanding method.
¤	The portfolio turnover rate calculation includes purchases and sales from mortgage dollar roll transactions (see Note 2);
had these transactions been excluded from the calculation, the portfolio turnover for the year ended May 31, 2005 would have been 108.5%.
†	Annualized

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS (1)+	$ Par/Shares	Value
(Amounts in 000s)

CORPORATE BONDS AND NOTES 17.7%

Automobiles and Related 0.9%
DaimlerChrysler, 6.50%, 11/15/13	5,945	6,318
Ford Motor Credit
5.80%, 1/12/09	15,500	14,568
VR, 4.218%, 11/16/06	2,900	2,834
General Motors Acceptance Corp., 8.00%, 11/1/31	8,230	6,975
		30,695
Banking 1.4%
Bank of America Capital Trust, 5.625%, 3/8/35	6,000	6,203
Bank One, 5.25%, 1/30/13	5,300	5,500
Capital One Bank, 6.50%, 6/13/13	3,520	3,847
HBOS, 144A, 6.00%, 11/1/33	4,300	4,707
Huntington National Bank, 4.375%, 1/15/10	5,600	5,608
MBNA America Bank
4.625%, 8/3/09	5,100	5,149
7.125%, 11/15/12	2,200	2,504
U.S. Bank, 2.87%, 2/1/07	4,000	3,928
Wachovia Corporation, 6.40%, 4/1/08	2,215	2,342
Wells Fargo, VR, 3.113%, 3/23/07	5,900	5,904
		45,692
Broadcasting 0.2%
AOL Time Warner, 7.625%, 4/15/31	5,915	7,373
Hearst-Argyle, 7.00%, 1/15/18	560	601
		7,974
Building and Real Estate 0.5%
Lennar, 144A, 5.60%, 5/31/15	4,400	4,471
NVR, 5.00%, 6/15/10	5,255	5,235
Pulte Homes, 7.875%, 8/1/11	5,000	5,687
Ryland Group, 5.375%, 1/15/15	2,055	2,061
		17,454
Building Products 0.2%
Masco, 5.875%, 7/15/12	5,190	5,546
		5,546
Cable Operators 0.1%
Rogers Cable, 5.50%, 3/15/14	4,120	3,852
		3,852
Conglomerates 0.5%
General Electric Capital
6.00%, 6/15/12	5,290	5,748
6.125%, 2/22/11	5,700	6,171
United Technologies, 5.40%, 5/1/35	4,800	4,962
		16,881
Container 0.2%
Sealed Air, 144A, 5.375%, 4/15/08	5,200	5,251
		5,251
Diversified Chemicals 0.1%
Dow Chemical, 6.125%, 2/1/11	3,225	3,495
		3,495
Drugs 0.2%
Amgen, 4.00%, 11/18/09	3,285	3,255
GlaxoSmithKline Capital, 5.375%, 4/15/34	3,355	3,547
		6,802
Electric Utilities 1.8%
Alabama Power, VR, 3.484%, 8/25/09	3,980	3,984
Appalachian Power, 4.80%, 6/15/05	5,115	5,117
Black Hills, 6.50%, 5/15/13	5,160	5,432
CE Electric UK Funding, 144A, 6.995%, 12/30/07	3,835	4,001
Centerpoint Energy, 7.25%, 9/1/10	3,675	4,075
Exelon Generation, 5.35%, 1/15/14	3,900	4,034
PG&E
6.05%, 3/1/34	4,035	4,449
VR, 3.82%, 4/3/06	285	285
Pinnacle West Capital, 6.40%, 4/1/06	4,285	4,369
PPL Capital Funding, 4.33%, 3/1/09	5,075	5,018
Progress Energy, 6.75%, 3/1/06	3,348	3,415
Public Service of New Mexico, 4.40%, 9/15/08	4,735	4,733
Tri-State Generation, 144A, 6.04%, 1/31/18	2,850	3,093
TXU Energy, VR, 3.92%, 1/17/06	1,163	1,163
Western Resources, 7.875%, 5/1/07	2,724	2,902
WPD Holdings, 144A, 6.875%, 12/15/07	2,690	2,801
		58,871
Electronic Components 0.2%
Motorola, 5.80%, 10/15/08	5,000	5,201
		5,201
Energy 0.4%
Transocean, 7.50%, 4/15/31	2,960	3,807
XTO Energy, 6.25%, 4/15/13	3,240	3,499
YPF Sociedad Anonima, 10.00%, 11/2/28	4,660	5,499
		12,805
Entertainment and Leisure 0.1%
International Speedway, 4.20%, 4/15/09	2,300	2,263
		2,263
Exploration and Production 0.5%
Diamond Offshore Drilling, 5.15%, 9/1/14	3,500	3,562
Encana Holdings Finance, 5.80%, 5/1/14	5,150	5,474
Kaneb Pipe Line Operations, 7.75%, 2/15/12	5,430	6,179
		15,215
Finance and Credit 1.3%
CIT Group, 5.00%, 2/1/15	9,000	9,042
Colonial Bank, 9.375%, 6/1/11	3,980	4,779
Countrywide Home Loans, 4.125%, 9/15/09	5,450	5,371
Household Finance, 6.375%, 11/27/12	4,475	4,932
International Lease Finance, 6.375%, 3/15/09	5,020	5,310
Northern Trust, 4.60%, 2/1/13	3,075	3,097
SLM Corporation, VR
3.361%, 1/26/09	5,600	5,612
4.13%, 4/1/09	3,840	3,799
		41,942
Food Processing 0.5%
Bunge Limited Finance, 4.375%, 12/15/08	5,290	5,262
Kraft Foods, 5.625%, 11/1/11	4,700	4,949
McCormick, 6.40%, 2/1/06	7,300	7,416
		17,627
Food/Tobacco 0.1%
Philip Morris, 7.20%, 2/1/07	1,860	1,943
		1,943
Gaming 0.2%
GTECH, 144A, 4.50%, 12/1/09	3,500	3,471
Harrah's Operating, 5.50%, 7/1/10	2,700	2,758
		6,229
Gas & Gas Transmission 0.6%
Atmos Energy, 4.00%, 10/15/09	5,775	5,671
Duke Capital
4.302%, 5/18/06	3,450	3,453
6.25%, 2/15/13	4,350	4,663
Panhandle Eastern Pipeline, 4.80%, 8/15/08	3,600	3,626
TGT Pipeline, 144A, 5.50%, 2/1/17	1,380	1,394
		18,807
Healthcare Services 0.3%
Highmark, 144A, 6.80%, 8/15/13	4,005	4,418
Hospira, 4.95%, 6/15/09	4,800	4,877
		9,295
Insurance 2.1%
ACE INA Holdings, 5.875%, 6/15/14	3,945	4,118
AIG Sunamerica Global Financing XII, 144A, 5.30%, 5/30/07	6,070	6,189
Allstate Financial Global Funding, 144A, 5.25%, 2/1/07	5,200	5,301
Cigna, 7.40%, 5/15/07	2,000	2,111
Fund American Companies, 5.875%, 5/15/13	4,735	4,901
Genworth Financial, 5.75%, 6/15/14	4,700	5,043
Jefferson Pilot, 144A, 8.14%, 1/15/46	3,000	3,423
Mangrove Bay Trust, 144A, 6.102%, 7/15/33	2,500	2,561
Nationwide Financial Services, 5.90%, 7/1/12	5,170	5,544
Nationwide Mutual Insurance, 144A, 6.60%, 4/15/34	2,735	2,890
NLV Financial, 144A, 7.50%, 8/15/33	3,375	3,932
Principal Life Global Funding I, 144A, 5.25%, 1/15/13	4,900	5,106
Prudential Financial, 3.75%, 5/1/08	4,520	4,459
Security Benefit Life Insurance, 144A, 7.45%, 10/1/33	2,150	2,488
Sun Life of Canada (U.S.) Capital Trust, 144A, 8.526%, 5/29/49	7,000	7,644
Transamerica Capital, 144A, 7.65%, 12/1/26	2,500	2,962
		68,672
Investment Dealers 0.6%
Franklin Resources, 3.70%, 4/15/08	1,650	1,625
Goldman Sachs Capital I, 6.345%, 2/15/34	10,000	10,835
Lehman Brothers Holdings, 3.50%, 8/7/08	7,500	7,328
		19,788
Long Distance 0.4%
AT&T Broadband, 8.375%, 3/15/13	5,395	6,596
Sprint Capital, 7.625%, 1/30/11	6,115	6,959
		13,555
Manufacturing 0.2%
John Deere Capital, 7.00%, 3/15/12	5,250	6,007
		6,007
Media and Communications 0.2%
Belo, 8.00%, 11/1/08	1,860	2,017
News America
6.20%, 12/15/34	3,185	3,296
6.75%, 1/9/38 (Tender 1/9/10)	1,705	1,942
		7,255
Metals and Mining 0.2%
Newmont Mining, 5.875%, 4/1/35	5,625	5,686
		5,686
Paper and Paper Products 0.3%
Celulosa Arauco Y Constitucion, 8.625%, 8/15/10	7,500	8,721
		8,721
Petroleum 0.8%
Amerada Hess, 7.875%, 10/1/29	4,800	5,889
ConocoPhillips, 5.90%, 10/15/32	4,560	5,039
Devon Financing, 7.875%, 9/30/31	4,035	5,146
Pemex Project Funding Master Trust
7.375%, 12/15/14	3,280	3,682
144A, VR, 4.31%, 6/15/10	4,700	4,818
PF Export Receivables Master Trust, 144A, 6.436%, 6/1/15	2,432	2,464
		27,038
Railroads 0.4%
Canadian National Railway, 6.25%, 8/1/34	5,110	5,896
Norfolk Southern, 6.00%, 4/30/08	6,175	6,413
		12,309
Real Estate Investment Trust Securities 0.4%
Developers Diversified Realty, 3.875%, 1/30/09	3,565	3,458
EOP Operating, 4.65%, 10/1/10	4,100	4,065
Reckson Operating Partnership, 5.15%, 1/15/11	2,500	2,513
Simon Property Group, 3.75%, 1/30/09	4,650	4,518
		14,554
Retail 0.1%
CVS, 4.00%, 9/15/09	2,985	2,949
		2,949
Savings and Loan 0.2%
Webster Financial, 5.125%, 4/15/14	5,310	5,365
		5,365
Supermarkets 0.2%
Kroger, 8.05%, 2/1/10	4,855	5,466
		5,466
Telecommunications 0.1%
Telus, 8.00%, 6/1/11	4,250	4,943
		4,943
Telephones 0.8%
Deutsche Telekom International Finance, STEP, 8.75%, 6/15/30	4,550	6,155
France Telecom, STEP, 8.50%, 3/1/11	4,360	5,125
Telecom Italia Capital, 5.25%, 11/15/13	4,500	4,540
Telefonos de Mexico, 144A, 5.50%, 1/27/15	3,985	3,920
Verizon Global Funding, 7.75%, 12/1/30	4,155	5,308
		25,048
Transportation Services 0.1%
ERAC USA Finance Company, 144A, 5.60%, 5/1/15	4,600	4,702
		4,702
Wireless Communications 0.3%
America Movil, 5.50%, 3/1/14	3,255	3,218
AT&T Wireless, 8.75%, 3/1/31	4,500	6,235
		9,453
Total Corporate Bonds and Notes (Cost $555,973)		575,351

ASSET-BACKED SECURITIES 1.4%

Auto-Backed 0.3%
Chase Manhattan Auto Owner Trust
Series 2001-B, Class CTFS, 3.75%, 5/15/08	1,096	1,096
Series 2003-A, Class A4, 2.06%, 12/15/09	9,125	8,883
		9,979
Home Equity Loans-Backed 0.4%
BankBoston Home Equity Loan Trust
Series 1998-1, Class A6, 6.35%, 2/25/13	2,747	2,834
Chase Funding Mortgage Loan
Series 1998-1, Class 1M1, 6.59%, 5/25/28	1,155	1,158
Series 2002-2, Class 1M1, 5.599%, 9/25/31	1,750	1,757
Countrywide Asset-Backed Certificates
Series 2003-5, Class AF3, 3.613%, 4/25/30	7,304	7,276
		13,025
Stranded Asset 0.7%
Peco Energy Transition Trust
Series 2001-A, Class A1, 6.52%, 12/31/10	11,475	12,660
Reliant Energy Transition Bond
Series 2001-1, Class A4, 5.63%, 9/15/15	8,572	9,199
		21,859
Total Asset-Backed Securities (Cost $44,483)		44,863

NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES
6.5%

Commercial Mortgage Backed Securities 5.3%
Banc of America Commercial Mortgage
Series 2003-1, Class A2, CMO, 4.648%, 9/11/36	11,450	11,567
Series 2004-6, Class A1, CMO, 3.801%, 12/10/42	2,587	2,568
Bear Stearns Commercial Mortgage Securities
Series 2002-TOP8, Class A2, CMO, 4.83%, 8/15/38	8,210	8,388
Series 2004-PWR6, Class A1, CMO, 3.688%, 11/11/41	2,015	2,000
Series 2005-T18, Class A1, CMO, 4.274%, 2/13/42	15,497	15,562
Citigroup Commercial Mortgage Trust
Series 2004-C2, Class A1, CMO, 3.787%, 10/15/41	1,939	1,924
Commercial Mortgage
Series 2005-LP5, Class A1, CMO, PTC, 4.235%, 5/10/43	14,861	14,912
DLJ Commercial Mortgage
Series 1999-CG2, Class A1B, CMO, 7.30%, 6/10/32	13,000	14,315
GE Capital Commercial Mortgage
Series 2001-1, Class A2, CMO, 6.531%, 3/15/11	11,300	12,478
GMAC Commercial Mortgage Securities
Series 2001-C2, Class A, CMO, 6.25%, 4/15/34	24,990	26,131
Greenwich Capital Commercial Funding
Series 2004-GG1A, Class A2, CMO, 3.835%, 6/10/36	9,181	9,108
Series 2005-GG3, Class AAB, CMO, VR, 4.619%, 8/10/42	3,745	3,771
GS Mortgage Securities Corp. II
Series 2004-GG2, Class A2, CMO, 4.293%, 8/1/38	6,050	6,056
J.P. Morgan Chase Commercial Mortgage
Series 2001-CIB2, Class A2, CMO, 6.244%, 4/15/35	6,750	7,067
Series 2001-CIBC, Class A3, CMO, 6.26%, 3/15/33	7,275	7,942
LB-UBS Commercial Mortgage Trust
Series 2004-C2, Class A2, CMO, 3.246%, 3/15/29	5,975	5,767
Series 2004-C4, Class A2, CMO, VR, 4.567%, 5/15/29	11,750	11,860
Morgan Stanley Dean Witter Capital
Series 2002-TOP7, Class A2, CMO, 5.98%, 1/15/39	9,400	10,232
Prudential Securities Secured Financing
Series 1999-NRF1, Class A1, CMO, 6.074%, 11/1/31	275	276
		171,924
Whole Loans-Backed 1.2%
Bank of America Mortgage Securities
Series 2003-L, Class 2A2, CMO, VR, 4.283%, 1/25/34	14,089	14,133
Series 2004-1, Class 3A2, CMO, VR, 4.974%, 10/25/34	5,152	5,153
Series 2004-A, Class 2A2, CMO, VR, 4.137%, 2/25/34	7,879	7,928
Series 2004-D, Class 2A2, CMO, VR, 4.215%, 5/25/34	4,223	4,218
Series 2004-H, Class 2A2, CMO, VR, 4.799%, 9/25/34	4,983	5,019
Washington Mutual
Series 2004-AR1, Class A, CMO, VR, 4.229%, 3/25/34	4,388	4,279
		40,730
Total Non-U.S. Government Mortgage-Backed Securities (Cost $214,015)		212,654

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED
SECURITIES 31.2%

U.S. Government Agency Obligations ± 25.1%
Federal Home Loan Mortgage
4.50%, 11/1/18 - 6/1/19	32,466	32,387
5.00%, 1/1/09 - 5/1/35	59,162	59,819
5.50%, 4/1/29	606	619
6.00%, 10/1/32 - 12/1/33	3,651	3,758
6.50%, 5/1/17 - 5/1/24	5,101	5,316
7.00%, 2/1/24 - 6/1/32	3,429	3,617
7.50%, 5/1 - 6/1/24	225	242
10.50%, 3/1/13 - 8/1/20	21	23
11.00%, 11/1/17 - 7/1/20	16	18
ARM, 4.577%, 9/1/32	2,811	2,811
CMO
4.50%, 3/15/16	31,450	31,248
5.00%, 10/15 - 11/15/27	27,283	27,653
5.50%, 4/15/28	21,750	22,401
6.50%, 3/15/23	8,849	8,930
CMO, IO, 4.50%, 6/15/11 - 4/15/18	26,691	2,693
CMO, Principal Only, 8/1/28	471	414
Federal National Mortgage Assn.
4.50%, 5/1/18 - 1/1/19	39,457	39,361
5.00%, 1/1/09 - 6/1/34	120,311	120,618
5.50%, 7/1/13 - 12/1/34	191,124	194,980
6.00%, 4/1/14 - 11/1/34	50,741	52,190
6.50%, 6/1/13 - 7/1/32	44,818	46,604
7.00%, 10/1/29 - 11/1/30	122	129
CMO
3.50%, 4/25/13	7,250	7,196
5.00%, 3/25/15	15,800	15,958
CMO, IO
5.50%, 11/25/28	5,669	422
6.50%, 2/1/32	1,824	330
TBA
4.50%, 1/1/35	26,425	25,756
5.00%, 1/1/34	11,155	11,113
5.50%, 1/1/19 - 1/1/34	98,900	100,914
		817,520
U.S. Government Obligations 6.1%
Government National Mortgage Assn.
5.00%, 7/15 - 9/20/33	63,255	63,882
5.50%, 12/15/33 - 4/15/34	48,217	49,235
6.00%, 2/15/14 - 1/20/35	51,137	52,884
6.50%, 8/15/25 - 9/20/34	3,704	3,883
7.00%, 3/15/13 - 11/20/28	7,920	8,392
7.50%, 8/15/16 - 8/15/28	1,403	1,500
8.00%, 7/15/16 - 10/15/27	5,147	5,578
8.50%, 9/15/16 - 9/20/26	881	961
9.00%, 1/15/09 - 11/15/19	224	245
9.50%, 6/15/09 - 2/15/25	47	51
10.25%, 9/15/19 - 11/15/20	198	220
11.00%, 12/15/09 - 6/15/19	1,588	1,757
11.50%, 3/15/10 - 10/15/15	210	235
CMO, VR, 2.946%, 3/16/19	7,050	6,804
Principal Only, CMO, 3/16/28	934	881
		196,508
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $1,009,095)		1,014,028

U.S. GOVERNMENT & AGENCY OBLIGATIONS
(EXCLUDING MORTGAGE-BACKED) 34.1%

U.S. Government Agency Obligations ± 7.3%
Federal Home Loan Bank, 2.77%, 6/6/05	60,000	59,976
Federal Home Loan Mortgage
2.75%, 3/15/08 §	32,182	31,291
4.75%, 10/11/12 §	10,000	9,978
5.125%, 7/15/12 §	34,258	36,182
Federal National Mortgage Assn.
2.91%, 11/25/33	3,891	3,875
3.25%, 8/15/08	520	510
4.25%, 7/15/07 §	20,000	20,178
4.375%, 9/15/12 §	10,650	10,783
4.625%, 10/15/14 §	20,000	20,432
5.75%, 2/15/08	15,045	15,764
7.125%, 6/15/10 - 1/15/30 §	24,175	29,810
		238,779
U.S. Treasury Obligations 26.8%
U.S. Treasury Bonds
5.375%, 2/15/31 §	14,165	16,405
5.50%, 8/15/28 §	7,500	8,687
6.00%, 2/15/26 §	4,580	5,566
6.25%, 8/15/23 - 5/15/30 §++	47,110	59,660
6.375%, 8/15/27	5,100	6,511
6.50%, 11/15/26 §	29,650	38,226
7.50%, 11/15/16 §++	25,100	32,712
7.625%, 2/15/25	1,900	2,705
8.00%, 11/15/21 §	7,000	9,995
8.50%, 2/15/20 §	20,125	29,307
U.S. Treasury Inflation-Indexed Bonds, 2.375%, 1/15/25 §	28,763	31,563
U.S. Treasury Inflation-Indexed Notes
2.00%, 7/15/14 §	30,490	31,557
3.625%, 1/15/08 §	44,259	47,199
U.S. Treasury Notes
1.625%, 9/30/05	80,000	79,625
1.875%, 11/30/05 §	105,225	104,551
2.00%, 8/31/05 §	28,745	28,673
3.375%, 11/15/08 §	38,050	37,664
3.50%, 11/15/06 - 2/15/10 §	44,850	44,633
4.00%, 6/15/09 - 4/15/10 §	23,800	24,048
4.25%, 8/15 - 11/15/13 §	102,810	105,002
4.75%, 5/15/14 §	39,585	41,824
5.00%, 8/15/11 §	19,050	20,288
5.75%, 8/15/10 §	43,395	47,409
U.S. Treasury Stripped Interest Payment, Zero Coupon, 5/15/20	32,250	16,669
		870,479
Total U.S. Government & Agency Obligations
(excluding Mortgage-Backed) (Cost $1,074,553)		1,109,258

FOREIGN GOVERNMENT OBLIGATIONS & AGENCY
OBLIGATIONS 3.2%

Federal Republic of Germany, 3.25%, 4/9/10 (EUR)	8,800	11,163
Government of Canada, 5.00%, 6/1/14 (CAD)	51,500	44,512
Republic of South Africa, 6.50%, 6/2/14 §	7,295	8,075
United Mexican States
8.00%, 12/28/06 (MXN)	76,500	6,861
8.00%, 12/19/13 (MXN)	423,500	35,148
Total Foreign Government Obligations & Agency Obligations (Cost $102,697)		105,759

MUNICIPAL BONDS 2.2%

Atlanta Airport, 5.00%, 1/1/33 (FSA Insured)	10,850	11,399
California, GO
5.25%, 4/1/34	2,570	2,748
5.50%, 11/1/33	2,500	2,778
Economic Recovery, 5.00%, 7/1/16	3,475	3,752
Clark County School Dist., GO, 5.00%, 6/15/18 (MBIA Insured)	5,520	6,018
Kansas Dev. Fin. Auth., Public Employee Retirement
5.501%, 5/1/34 (FSA Insured)	3,175	3,407
New York City, GO, 5.00%, 3/1/14	3,000	3,278
New York State Urban Dev. Corp., Corrections & Youth Fac.
5.25%, 1/1/21 (Tender 1/1/09)	5,675	6,045
North Carolina, GO, 5.25%, 3/1/13	15,740	17,797
Oregon, Taxable Pension, GO, 5.892%, 6/1/27	1,640	1,862
Puerto Rico Public Fin. Corp., 5.25%, 8/1/29
(MBIA Insured) (Tender 2/1/12)	11,050	12,274
Total Municipal Bonds (Cost $69,637)		71,358

COMMON STOCKS 0.8%

Bank and Trust 0.1%
KeyCorp §	38	1,239
U.S. Bancorp §	55	1,613
Washington Mutual §	39	1,590
		4,442
Building and Real Estate 0.1%
CarrAmerica Realty, REIT §	60	2,074
Weingarten Realty, REIT §	59	2,224
		4,298
Electric Utilities 0.2%
Duke Energy §	59	1,616
FirstEnergy §	39	1,705
NiSource §	70	1,687
Teco Energy §	100	1,768
		6,776
Financial Services 0.1%
Citigroup	30	1,413
		1,413
Integrated Petroleum - International 0.2%
BP ADR §	34	2,047
Chevron §	38	2,044
Royal Dutch Petroleum ADS §	35	2,050
		6,141
Telecommunications 0.1%
Telus (Non-voting shares)	61	1,961
		1,961
Total Common Stocks (Cost $21,024)		25,031

PREFERRED STOCKS 0.1%

Real Estate 0.1%
Roslyn Real Estate Asset	0	2,030
Total Preferred Stocks (Cost $2,046)		2,030

INTEREST RATE SWAP AGREEMENTS 0.0%

Barclays Capital, Pay 4.333% Fixed
Receive 3 month LIBOR (Currently 3.19%) 4/29/10	20,000	(161)
Citigroup
Pay 4.414% Fixed
Receive 3 month LIBOR (Currently 2.92%) 3/2/10	15,000	(171)
Pay 4.394% Fixed
Receive 3 month LIBOR (Currently 3.17%) 4/26/10	15,000	(160)
Pay 4.435% Fixed
Receive 3 month LIBOR (Currently 3.25%) 8/5/11	5,000	(61)
Total Interest Rate Swap Agreements (Premium Paid $0)		(553)

SHORT-TERM INVESTMENTS 7.7%

Money Market Funds 7.7%
T. Rowe Price Reserve Investment Fund, 3.07% #†	252,338	252,338
Total Short-Term Investments (Cost $252,338)		252,338

SECURITIES LENDING COLLATERAL 20.3%

Money Market Trust 20.3%
State Street Bank and Trust Company of New Hampshire N.A.
Securities Lending Quality Trust units, 3.037% #	659,779	659,779
Total Securities Lending Collateral (Cost $659,779)		659,779

FORWARD CURRENCY EXCHANGE CONTRACTS 0.0%

Unrealized Gain (Loss) on Forward Currency Exchange Contracts (2)		965
Total Forward Currency Exchange Contracts		965

FUTURES CONTRACTS 0.0%

Variation margin receivable (payable) on open futures contracts (3)		(297)
Total Futures Contracts		(297)

Total Investments in Securities
125.2% of Net Assets (Cost $4,005,640)	$4,072,564

(1)	Denominated in U.S. dollars unless other-
wise noted
#	Seven-day yield
§	All or a portion of this security is on loan at	ADR	American Depository Receipts
	May 31, 2005—See Note 2	ADS	American Depository Shares
±	The issuer is a publicly-traded company that	ARM	Adjustable Rate Mortgage
	operates under a congressional charter; its	CAD	Canadian dollar
	securities are neither issued nor guaranteed	CMO	Collateralized Mortgage Obligation
	by the U.S. government.	EUR	Euro
++	All or a portion of this security is pledged to	FSA	Financial Security Assurance Inc.
	cover margin requirements on futures con-	GO	General Obligation
	tracts at May 31, 2005.	IO	Interest Only security for which the fund
†	Affiliated company – See Note 4		receives interest on notional principal (par)
+	At May 31, 2005, some of the fund’s secu-	MBIA	MBIA Insurance Corp.
	rities were valued by the T. Rowe Price	MXN	Mexican peso
	Valuation Committee, established by the	PTC	Pass-Through Certificate
	fund’s Board of Directors – See Note 1	REIT	Real Estate Investment Trust
144A	Security was purchased pursuant to Rule	STEP	Stepped coupon bond for which the coupon
	144A under the Securities Act of 1933 and		rate of interest will adjust on specified future
	may be resold in transactions exempt from		date(s)
	registration only to qualified institutional	TBA	To Be Announced security was purchased
	buyers—total value of such securities at		on a forward commitment basis
	period-end amounts to $92,007 and repre-	VR	Variable Rate; rate shown is effective rate
	sents 2.8% of net assets		at period-end

(2) Open Forward Currency Exchange Contracts at May 31, 2005 were as follows:
Amounts in (000s)
						Unrealized
Counterparty	Settlement	Receive		Deliver		Gain (Loss)
Morgan Stanley	6/1/05	USD	30,854	EUR	23,330	$2,042
Morgan Stanley	6/1/05	EUR	23,330	USD	30,181	(1,369)
J.P. Morgan Chase	6/13/05	USD	9,636	MXN	107,100	(152)
Royal Bank of Canada	6/27/05	USD	15,308	CAD	19,165	(23)
J.P. Morgan Chase	7/11/05	USD	13,213	CAD	16,500	10
CS First Boston	7/11/05	USD	11,585	EUR	9,000	457
Net unrealized gain (loss) on open
forward currency exchange contracts						$965

(3) Open Futures Contracts at May 31, 2005 were as follows:
($ 000s)
		Contract	Unrealized
	Expiration	Value	Gain (Loss)
Short, 709 U.S. Treasury five year contracts,
$334 par of 7.50% U.S. Treasury Bonds
pledged as initial margin	9/05	$(77,195)	$(274)
Short, 570 U.S. Treasury ten year contracts,
$1,591 par of 7.50% U.S. Treasury Bonds
and 6.25% U.S. Treasury Notes pledged as
initial margin	9/05	(64,488)	(221)
Long, 280 Federal Republic of Germany
five year contracts	6/05	39,899	805
Long, 105 Federal Republic of Germany
ten year contracts	6/05	15,568	302
Net payments (receipts) of variation
margin to date			(909)
Variation margin receivable (payable)
on open futures contracts			$(297)

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
(In thousands except shares and per share amounts)

Assets
Investments in securities, at value
Affiliated companies (cost $252,338)	$252,338
Non-affiliated companies (cost $3,753,302)	3,820,226

Total investments in securities	4,072,564
Cash	666
Foreign currency (cost $70)	69
Dividends and interest receivable	26,256
Receivable for investment securities sold	11,124
Receivable for shares sold	3,205
Due from affiliates	1
Other assets	123

Total assets	4,114,008

Liabilities
Investment management fees payable	1,257
Payable for investment securities purchased	198,185
Payable for shares redeemed	1,290
Obligation to return securities lending collateral	659,779
Due to affiliates	474
Other liabilities	929

Total liabilities	861,914

NET ASSETS	$3,252,094

Net Assets Consist of:
Undistributed net investment income (loss)	$1,040
Undistributed net realized gain (loss)	(9,246)
Net unrealized gain (loss)	67,857
Paid-in-capital applicable to 355,644,478 shares of
$1.00 par value capital stock outstanding;
300,000,000 shares authorized	3,192,443

NET ASSETS	$3,252,094

NET ASSET VALUE PER SHARE
Investor Class
($3,246,488,387/355,031,458 shares outstanding)	$9.14

Advisor Class
($1,931,578/211,284 shares outstanding)	$9.14

R Class
($3,674,398/401,736 shares outstanding)	$9.15

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
($ 000s)

Year
Ended
5/31/05
Investment Income (Loss)
Income
Interest	$122,351
Dividend	5,398
Securities lending	637

Total income	128,386

Expenses
Investment management	13,093
Shareholder servicing
Investor Class	5,590
Advisor Class	1
R Class	13
Custody and accounting	402
Registration	160
Prospectus and shareholder reports
Investor Class	92
Advisor Class	6
R Class	8
Legal and audit	28
Rule 12b-1 fees
Advisor Class	2
R Class	10
Directors	9
Proxy and annual meeting	8
Miscellaneous	22
Reductions/repayments of fees and expenses
Expenses (reimbursed by) repaid to manager	(13)

Total expenses	19,431
Expenses paid indirectly	(12)

Net expenses	19,419

Net investment income (loss)	108,967

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
Securities	29,940
Futures	(2,114)
Foreign currency transactions	(7,472)

Net realized gain (loss)	20,354

Change in net unrealized gain (loss)
Securities	65,924
Futures	544
Written options	215
Other assets and liabilities
denominated in foreign currencies	785
Change in net unrealized gain (loss)	67,468
Net realized and unrealized gain (loss)	87,822

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$196,789

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS
($ 000s)

	Year
	Ended
	5/31/05	5/31/04

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$108,967	$79,320
Net realized gain (loss)	20,354	41,550
Change in net unrealized gain (loss)	67,468	(128,783)

Increase (decrease) in net assets from operations	196,789	(7,913)

Distributions to shareholders
Net investment income
Investor Class	(111,133)	(82,278)
Advisor Class	(29)	(4)
R Class	(119)	(55)
Net realized gain
Investor Class	(3,078)	–
Advisor Class	(1)	–
R Class	(4)	–

Decrease in net assets from distributions	(114,364)	(82,337)

Capital share transactions *
Shares sold
Investor Class	842,189	693,833
Advisor Class	1,946	38
R Class	1,599	3,387
Distributions reinvested
Investor Class	109,924	77,952
Advisor Class	16	4
R Class	122	55
Shares redeemed
Investor Class	(299,598)	(436,124)
Advisor Class	(184)	(6)
R Class	(1,033)	(834)

Increase (decrease) in net assets from
capital share transactions	654,981	338,305

Net Assets
Increase (decrease) during period	737,406	248,055
Beginning of period	2,514,688	2,266,633

End of period	$3,252,094	$2,514,688

(Including undistributed net investment income of
$1,040 at 5/31/05 and $1,205 at 5/31/04)
*Share information
Shares sold
Investor Class	93,034	76,658
Advisor Class	214	5
R Class	178	377
Distributions reinvested
Investor Class	12,126	8,648
Advisor Class	2	6
R Class	13	–
Shares redeemed
Investor Class	(33,173)	(48,398)
Advisor Class	(20)	(1)
R Class	(114)	(93)

Increase (decrease) in shares outstanding	72,260	37,202

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price New Income Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks the highest level of income consistent with the preservation of capital over time by investing primarily in marketable debt securities. The fund has three classes of shares: the New Income Fund original share class, referred to in this report as the Investor Class, offered since August 31, 1973, New Income Fund—Advisor Class (Advisor Class), offered since September 30, 2002, and New Income Fund—R Class (R Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to all classes, and, in all other respects, the same rights and obligations as the other classes.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on bid-side money market yields.

Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Options on futures contracts are valued at the last sale price. Financial futures contracts are valued at closing settlement prices. Forward currency exchange contracts are valued using the prevailing forward exchange rate. Swap agreements are valued at prices furnished by dealers who make markets in such securities.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Inflation adjustments to the principal amount of inflation-indexed bonds are included in interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unsettled variation margin on futures contracts is included in investments in securities, and unrealized gains and losses on futures contracts are included in the change in net unrealized gain or loss in the accompanying financial statements. Unrealized gains and losses on forward currency exchange contracts are included in investments in securities, and in the change in net unrealized gain or loss in the accompanying financial statements. Net periodic receipts or payments required by swap agreements are accrued daily and recorded as realized gain or loss on securities in the accompanying financial statements. Fluctuations in the fair value of swap agreements are recorded in the change in net unrealized gain or loss on securities in the accompanying financial statements and are reclassified to realized gain or loss on securities upon termination prior to maturity. Paydown gains and losses are recorded as an adjustment to interest income. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Forward Currency Exchange Contracts During the year ended May 31, 2005, the fund was a party to forward currency exchange contracts under which it is obligated to exchange currencies at specified future dates and exchange rates. Risks arise from the possible inability of counterparties to meet the terms of their agreements and from movements in currency values.

Futures Contracts During the year ended May 31, 2005, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

Options Call and put options on futures contracts give the holder the right to purchase or sell, respectively, a particular futures contract at a specified price on a certain date. Risks arise from possible illiquidity of the options market and from movements in underlying futures prices. Transactions in options written and related premiums received during the year ended May 31, 2005, were as follows:

	Number of
	Contracts	Premiums
Outstanding at beginning of period	240	$258,000
Expired	(240)	(258,000)

Outstanding at end of period	–	$–

Swap Agreements During the year ended May 31, 2005, the fund was a party to interest rate swap agreements under which it is obligated to exchange cash flows based on the difference between specified interest rates applied to a notional principal amount for a specified period of time. Risks arise from the possible inability of counterparties to meet the terms of their agreements and from movements in interest rates.

Forward Commitments and Dollar Rolls During the year ended May 31, 2005, the fund purchased To Be Announced (TBA) mortgage backed securities on a forward commitment basis, with payment and delivery at an agreed-upon later date. The fund purchases TBAs with the intention of taking possession of the underlying mortgage securities. The fund may also enter dollar roll transactions, in which it sells a mortgage-backed security and simultaneously purchases a similar, but not identical, TBA with the same issuer, coupon, and terms. The fund accounts for dollar roll transactions as purchases and sales. Accordingly, these transactions increase the fund’s portfolio turnover rate. Losses may occur due to changes in market conditions or the failure of counterparties to perform under the contracts, and actual mortgages received may be less favorable than those anticipated by the fund.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled trust managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At May 31, 2005, the value of loaned securities was $675,840,000; aggregate collateral consisted of $659,779,000 in the money market pooled trust and U.S. government securities valued at $38,599,000.

Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $773,586,000 and $941,158,000, respectively, for the year ended May 31, 2005. Purchases and sales of U.S. government securities aggregated $3,341,644,000 and $2,686,114,000, respectively, for the year ended May 31, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended May 31, 2005 totaled $114,364,000 and were characterized as ordinary income for tax purposes. At May 31, 2005, the tax-basis components of net assets were as follows:

Unrealized appreciation	$134,688,000
Unrealized depreciation	(73,237,000)

Net unrealized appreciation (depreciation)	61,451,000
Undistributed ordinary income	11,667,000
Capital loss carryforwards	(13,467,000)
Paid-in capital	3,192,443,000

Net assets	$3,252,094,000

Federal income tax regulations require the fund to defer recognition of capital losses realized on certain futures and forward currency exchange contract transactions; accordingly, $4,829,000 of realized losses reflected in the accompanying financial statements have not been recognized for tax purposes as of May 31, 2005.

The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. During the fiscal year ended May 31, 2005, the fund utilized $9,253,000 of capital loss carryforwards. As of May 31, 2005, the fund had $13,467,000 of capital loss carryforwards that expire in fiscal 2009.

For the year ended May 31, 2005, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Results of operations and net assets were not affected by these reclassifications.

Undistributed net investment income	$2,149,000
Undistributed net realized gain	(5,098,000)
Paid-in capital	2,949,000

At May 31, 2005, the cost of investments for federal income tax purposes was $4,012,046,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.15% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. Prior to May 1, 2005, the maximum group fee rate in the graduated fee schedule had been 0.295% for assets in excess of $120 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At May 31, 2005, the effective annual group fee rate was 0.31% .

The Advisor Class and R Class are also subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, the manager is required to waive its management fee and reimburse a class for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation. For a period of three years after the date of any reimbursement or waiver, each class is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation.

	Advisor Class	R Class
Expense Limitation	0.90%	1.15%
Limitation Date	9/30/06	9/30/06

Pursuant to this agreement, at May 31, 2005, expenses previously reimbursed by the manager in the amount of $21,000 remain subject to repayment.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates. Price Associates computes the daily share prices and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the year ended May 31, 2005, expenses incurred pursuant to these service agreements were $144,000 for Price Associates, $744,000 for T. Rowe Price Services, Inc., and $1,185,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as due to affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended May 31, 2005, the fund was charged $3,000 for shareholder servicing costs related to the college savings plans, of which $2,000 was for services provided by Price. The amount payable at period end pursuant to this agreement is included in due to affiliates in the accompanying financial statements. At May 31, 2005, no shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate, special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the year ended May 31, 2005, the fund was allocated $1,899,000 of Spectrum Funds’ expenses and $1,167,000 of Retirement Funds’ expenses. Of these amounts, $2,086,000 related to services provided by Price. The amount payable at period end pursuant to this agreement is reflected as a component of due to affiliates in the accompanying financial statements. At May 31, 2005, approximately 36.0% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 17.2%were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the year ended May 31, 2005, dividend income from the Reserve Funds totaled $4,207,000, and the value of shares of the Reserve Funds held at May 31, 2005 and May 31, 2004 was $252,338,000 and $238,642,000, respectively.

NOTE 5 - SUBSEQUENT EVENT

On June 30, 2005, the fund obtained authorization to issue an additional 700,000,000 shares of capital stock.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of T. Rowe Price New Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price New Income Fund, Inc. at May 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 12, 2005

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 5/31/05

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $6,033,000 from short-term capital gains.

For taxable non-corporate shareholders, $812,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $606,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 2, 2005, the fund’s Board of Directors unanimously approved the investment advisory contract (“Contract”) between the fund and its investment manager, T. Rowe Price Associates, Inc. (“Manager”). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns to a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels, and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that an additional breakpoint should be added to the group fee component of the fees paid by the fund under the Contract at a level of $160 billion. The Board further concluded that, with this change, the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class, Advisor Class, and R Class) and compared them to fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board showed that the fund’s management fee rate and expense ratio (for all three classes) were generally at or below the median of comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract as amended to add an additional breakpoint to the group fee rate. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund’s directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); “inside” directors are officers of T. Rowe Price. The Board of Directors elects the fund’s officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and Directorships of
Year Elected *	Other Public Companies

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to pre-
(1945)	sent); Director, Chairman of the Board, and Chief Executive Officer, The
1980	Rouse Company, real estate developers (1997 to 2004); Director,
Mercantile Bank (4/03 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, President, and Chief Executive Officer,
2001	The Haven Group, a custom manufacturer of modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Canyon Resources Corporation and Golden Star Resources Ltd. (5/00
2001	to present), and Pacific Rim Mining Corp. (2/02 to present)

Karen N. Horn	Managing Director and President, Global Private Client Services, Marsh
(1943)	Inc. (1999 to 2003); Managing Director and Head of International
2003	Private Banking, Bankers Trust (1996 to 1999); Director, Eli Lilly and
Company and Georgia Pacific

F. Pierce Linaweaver	President, F. Pierce Linaweaver & Associates, Inc., consulting environ-
(1934)	mental and civil engineers
1983

Theo C. Rodgers **	President, A&R Development Corporation
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate investment
(1946)	company; Partner, Blackstone Real Estate Advisors, L.P.; Director, AMLI
1992	Residential Properties Trust

*	Each independent director oversees 112 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.
**	Elected effective April 1, 2005.

Inside Directors

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

Mary J. Miller, CFA	Director and Vice President, T. Rowe Price; Vice President, T. Rowe
(1955)	Price Group, Inc.
2004
[37]

James S. Riepe	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1943)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the
1983	Board and Director, T. Rowe Price Global Asset Management Limited,
[112]	T. Rowe Price Global Investment Services Limited, T. Rowe Price
Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc.,
and T. Rowe Price Services, Inc.; Chairman of the Board, Director,
President, and Trust Officer, T. Rowe Price Trust Company; Director,
T. Rowe Price International, Inc.; Director, The Nasdaq Stock Market, Inc.

* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Connice A. Bavely, CFA (1951)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Income Fund	Group, Inc.

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, New Income Fund	Group, Inc., and T. Rowe Price Trust Company

Jennifer A. Callaghan (1969)	Assistant Vice President, T. Rowe Price
Assistant Vice President, New Income Fund

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, New Income Fund	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Patrick S. Cassidy, CFA (1964)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Income Fund	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, New Income Fund	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, New Income Fund	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Income Fund	Trust Company

Michael J. Grogan, CFA (1971)	Assistant Vice President, T. Rowe Price
Assistant Vice President, New Income Fund

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, New Income Fund	Investment Services, Inc., T. Rowe Price Services,
Inc., and T. Rowe Price Trust Company; Vice
President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, Inc., and T. Rowe
Price Retirement Plan Services, Inc.

Alan D. Levenson, PhD (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Income Fund	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, New Income Fund	T. Rowe Price Investment Services, Inc.

Edmund M. Notzon III, PhD, CFA (1945)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, New Income Fund	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Vernon A. Reid, Jr. (1954)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Income Fund	Group, Inc.

Daniel O. Shackelford, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
President, New Income Fund	Group, Inc., and T. Rowe Price Trust Company

David A. Tiberii, CFA (1965)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Income Fund	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, New Income Fund

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. David K. Fagin qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fagin is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2005	2004
Audit Fees	$16,580	$16,881
Audit-Related Fees	1,916	1,536
Tax Fees	5,067	4,665
All Other Fees	307	124

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $903,000 and $821,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price New Income Fund, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	July 20, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	July 20, 2005

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	July 20, 2005